                                                                  EXHIBIT (a)(2)

                             LETTER OF TRANSMITTAL
                             CMS ENERGY CORPORATION

                         OFFER TO EXCHANGE NEW SHARES OF
                     CUMULATIVE CONVERTIBLE PREFERRED STOCK
                    (LIQUIDATION PREFERENCE $50.00 PER SHARE)
                                       FOR
  ANY AND ALL ISSUED AND OUTSTANDING SHARES OF OLD 4.50% CUMULATIVE CONVERTIBLE
                                PREFERRED STOCK
                    (LIQUIDATION PREFERENCE $50.00 PER SHARE)

--------------------------------------------------------------------------------
            THIS EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
               5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 9, 2004
                          UNLESS THE OFFER IS EXTENDED
--------------------------------------------------------------------------------

                             CMS ENERGY CORPORATION
                             (THE "EXCHANGE AGENT")

                             CMS Energy Corporation
                            One Energy Plaza, EP1-400
                             Jackson, Michigan 49201
                            Attn: Corporate Secretary
                              Phone: (517) 788-1868
                               Fax: (517) 788-1859
                          E-mail: invest@cmsenergy.com


           DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET
                FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A
                   FACSIMILE NUMBER OTHER THAN THE ONE LISTED
                   ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
                       THE INSTRUCTIONS ACCOMPANYING THIS
                         LETTER OF TRANSMITTAL SHOULD BE
                           READ CAREFULLY BEFORE THIS
                              LETTER OF TRANSMITTAL
                                  IS COMPLETED.

         The undersigned hereby acknowledges receipt of the offering memorandum dated November 9, 2004 (the "Offering Memorandum") of CMS Energy Corporation (the "Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange shares of its 4.50% Cumulative Convertible Preferred Stock (liquidation preference $50.00) (the "new preferred stock"), for each issued and outstanding share of its 4.50% Cumulative Convertible Preferred Stock (liquidation preference $50.00) (the "old preferred stock"). The term "Expiration Date" shall mean 5:00 p.m., New York City time, on December 9, 2004 unless the Company, in its reasonable judgment, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Offering Memorandum.

         YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFERING MEMORANDUM AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         List below the shares of old preferred stock to which this Letter of Transmittal relates. If the space indicated is inadequate, the Certificate or Registration Numbers and the Number of Shares should be listed on a separately signed schedule affixed hereto.


----------------------------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF OLD PREFERRED STOCK TENDERED HEREBY
------------------------------------------------------------ ---------------------------------------------------------
                  NAME(s) AND ADDRESS(es)
                  OF REGISTERED OWNER(s)
                     (PLEASE FILL IN)
------------------------------------------------------------ ---------------------------------------------------------
                                                                CERTIFICATE        AGGREGATE NUMBER         NUMBER
                                                                    OR                 OF SHARES              OF
                                                               REGISTRATION         REPRESENTED BY          SHARES
                                                                NUMBER(s)*        OLD PREFERRED STOCK     TENDERED**
                                                             ---------------------------------------------------------


                                                             ---------------------------------------------------------


                                                             ---------------------------------------------------------


                                                             ---------------------------------------------------------
                                                             Total

----------------------------------------------------------------------------------------------------------------------
*  Need not be completed by Book-Entry Holders.

** Unless otherwise indicated, the Holder will be deemed to have tendered the number of shares represented by such old preferred stock.
----------------------------------------------------------------------------------------------------------------------


         This Letter of Transmittal is to be used (i) if certificates of old preferred stock are to be forwarded herewith, (ii) if delivery of shares of old preferred stock is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Depository"), pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Offering Memorandum or (iii) if tender of shares of the old preferred stock is to be made according to the guaranteed delivery procedures described in the Offering Memorandum under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         The term "Holder" with respect to the Exchange Offer means any person in whose name shares of old preferred stock are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their shares of old preferred stock must complete this letter in its entirety.

[ ] CHECK HERE IF TENDERED SHARES OF OLD PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY AND COMPLETE THE FOLLOWING:

          Name of Tendering Institution_________________________________________

          [ ]    The Depository Trust Company

          Account Number________________________________________________________

          Transaction Code Number_______________________________________________

         Holders whose shares of old preferred stock are not immediately available or who cannot deliver their shares of old preferred stock and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their shares of old preferred stock according to the guaranteed delivery procedure set forth in the Offering Memorandum under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

[ ] CHECK HERE IF TENDERED SHARES OF OLD PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE
          FOLLOWING:

          Name of Registered Holder(s)__________________________________________

          Name of Eligible Institution that Guaranteed Delivery_________________

          If delivery by book-entry transfer:

          Account Number________________________________________________________

          Transaction Code Number_______________________________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE OFFERING MEMORANDUM AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

          Name__________________________________________________________________

          Address_______________________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the number of shares of the old preferred stock indicated above. Subject to, and effective upon, the acceptance for exchange of such old preferred stock tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such shares of old preferred stock as are being tendered hereby, including all rights to accumulated and unpaid dividends thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the shares of old preferred stock to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the shares of old preferred stock and to acquire shares of new preferred stock issuable upon the exchange of such tendered shares of old preferred stock, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered shares of old preferred stock, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

         The undersigned represents to the Company that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the new preferred stock to be issued in the Exchange Offer and (C) it is acquiring the new preferred stock in its ordinary course of business. If the undersigned or the person receiving the new preferred stock covered hereby is a broker-dealer that is receiving the new preferred stock for its own account in exchange for old preferred stock that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such new preferred stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledges that, if they are participating in the Exchange Offer for the purpose of distributing the new preferred stock, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988) as interpreted in the Securities and Exchange Commission's letter to Shearman & Sterling dated July 2, 1993, Morgan Stanley & Co., Incorporated (available June 5, 1991), Warnaco, Inc. (available June 5, 1991), and Epic Properties, Inc. (available October 21, 1991 or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the new preferred stock covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that such new preferred stock may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

         The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered shares of old preferred stock or transfer ownership of such shares of old preferred stock on the account books maintained by a book-entry facility.

         The Exchange Offer is subject to certain conditions set forth in the Offering Memorandum under the caption "The Exchange Offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Offering Memorandum, the Company may not be required to exchange any of the shares of old preferred stock tendered hereby and, in such event, the shares of old preferred stock not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered shares of old preferred stock may be withdrawn at any time prior to the Expiration Date.

        Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for shares of all new preferred stock delivered in exchange for shares of tendered old preferred stock, and any shares of old preferred stock delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If a share of new preferred stock is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if a share of new preferred stock is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If shares of old preferred stocks are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be Medallion Guaranteed by an Eligible Institution (defined in Instruction 2).



--------------------------------------------------------------------------------

                              SPECIAL REGISTRATION
                                  INSTRUCTIONS

         To be completed ONLY if shares of the new preferred stock are to be issued in the name of someone other than the undersigned.

Name:___________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Book-Entry Transfer Facility Account:___________________________________________

________________________________________________________________________________
Employee Identification or Social Security Number:

________________________________________________________________________________
                             (PLEASE PRINT OR TYPE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SPECIAL DELIVERY
                                  INSTRUCTIONS

         To be completed ONLY if shares of the new preferred stock are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Old Preferred Stock Tendered Hereby."

Name:___________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                             (PLEASE PRINT OR TYPE)

--------------------------------------------------------------------------------
        (REGISTERED HOLDER(S) OF SHARES OF OLD PREFERRED STOCK SIGN HERE)
                (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     (SIGNATURE(s) OF REGISTERED HOLDER(s))

         Must be signed by registered holder(s) exactly as name(s) appear(s) on the shares of old preferred stock or on a security position listing as the owner of the old preferred stock or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information. (Please print or type):

Name and Capacity (full title):_________________________________________________

Address (including zip code):___________________________________________________

Area Code and Telephone Number:_________________________________________________

Taxpayer Identification or Social Security No.:_________________________________

Dated:______________________________________

                               MEDALLION GUARANTEE
                       (IF REQUIRED -- SEE INSTRUCTION 4)

Authorized Signature:___________________________________________________________
                        (SIGNATURE OF REPRESENTATIVE OF MEDALLION GUARANTOR)

Name and Title:_________________________________________________________________

Name of Plan:___________________________________________________________________

Area Code and Telephone Number:_________________________________________________
                                             (PLEASE PRINT OR TYPE)

Dated:______________________________________

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                        PAYOR'S NAME: CMS ENERGY CORPORATION
----------------------------------------------------------------------------------------------------------------------
            SUBSTITUTE              PART I -- Please provide your TIN in the   ____________________________________
             FORM W-9               box at right and certify by signing and            Social Security Number
                                    dating below.                                                or
                                                                               ____________________________________
                                                                                   Employer Identification Number
    DEPARTMENT OF THE TREASURY                                                 (If awaiting TIN write "Applied For")
     INTERNAL REVENUE SERVICE

       PAYER'S REQUEST FOR
     TAXPAYER IDENTIFICATION
           NUMBER (TIN)

----------------------------------- ----------------------------------------------------------------------------------
                                    PART II -- For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and
                                    complete as instructed therein.
----------------------------------- ----------------------------------------------------------------------------------
                                    CERTIFICATION -- Under penalties of perjury, I certify that:

                                    (1)  The number shown on this form is my correct Taxpayer Identification Number
                                         (or a Taxpayer Identification Number has not been issued to me and either (a)
                                         I have mailed or delivered an application to receive a Taxpayer
                                         Identification Number to the appropriate Internal Revenue Service ("IRS") or
                                         Social Security Administration office or (b) I intend to mail or deliver an application in the near future.) I understand that if I do not provide a
                                         Taxpayer Identification Number within 60 days, 28% of all reportable payments made to me will be withheld until I provide a number, and

                                    (2)  I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                                    (3)  I am a U.S. person (including a U.S. resident alien).

                                    CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. (Also see instructions in the enclosed Guidelines.)

                                    Signature of U.S. Person_____________________________ Date _______________, 2004
----------------------------------- ----------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

                          FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

         1. Delivery of this Letter of Transmittal and Certificates. All physically delivered shares of old preferred stock or confirmations of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of shares of old preferred stock tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date (as defined in the Offering Memorandum). The method of delivery of this Letter of Transmittal, the shares of old preferred stock and any other required documents is at the election and risk of the Holder, and except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the shares of old preferred stock for exchange.

         Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

         2. Guaranteed Delivery Procedures. Holders who wish to tender their shares of old preferred stock, but whose shares of old preferred stock are not immediately available and thus cannot deliver their shares of old preferred stock, the Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) on or prior to the Expiration Date, may effect a tender if:

                  (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

                  (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) of such shares of old preferred stock and the number of such shares of old preferred stock tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the shares of old preferred stock (or a confirmation of book-entry transfer of such shares of the old preferred stock into the Exchange Agent's account at the Depository) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

                  (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered shares of old preferred stock in proper form for transfer (or a confirmation of book-entry transfer of such shares of old preferred stock into the Exchange Agent's account at the Depository) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

         Any Holder who wishes to tender shares of old preferred stock pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such shares of old preferred stock prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

         3. Partial Tenders; Withdrawals. If less than the entire number of shares of old preferred stock evidenced by a submitted certificate is tendered, the tendering Holder should fill in the number of shares tendered in the column entitled "Number of Shares" of the box entitled "Description of Old Preferred Stock Tendered Hereby." A newly issued share of old preferred stock for the number of the shares of old preferred stock submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All shares of old preferred stock delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

         Shares of old preferred stock tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of shares of old preferred stock are irrevocable. To be effective, a written telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the shares of old preferred stock to be withdrawn (the "Depositor"), (ii) identify the shares of old preferred stock to be withdrawn (including the registration number(s) and the number of such shares of old preferred stock or, in the case of shares of old preferred stock transferred by book-entry transfer, the name and number of the account at the Depository to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required Medallion Guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the shares of old preferred stock register the transfer of such shares of old preferred stock into the name of the person withdrawing the tender and (iv) specify the name in which any such shares of old preferred stock are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any shares of old preferred stock so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no new shares of preferred stock will be issued with respect thereto unless the shares of old preferred stock so withdrawn are validly retendered. Any shares of old preferred stock which have been tendered but which are not accepted for exchange, will be returned to the Holder thereof without cost to such Holder, or will be credited to an account maintained with the Depository, as soon as practicable after withdrawal, rejection of tender or termination of Exchange Offer.

         If a Holder's shares of old preferred stock are not received by the Exchange Agent prior to the Expiration Date, or if a Holder withdraws its tender of shares of the old preferred stock prior to the Expiration Date it will not receive the exchange fee.

         4. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Medallion Guarantee. If this Letter of Transmittal is signed by the registered Holder(s) of the shares of old preferred stock tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Depository, the signature must correspond with the name as it appears on the security position listing as the owner of the shares of old preferred stock.

         If any of the shares of old preferred stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of shares of old preferred stock registered in different names is tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of shares of old preferred stock.

         Signatures on this Letter of Transmittal or on a notice of withdrawal, as the case may be, must be Medallion Guaranteed by an Eligible Institution unless the shares of old preferred stock tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or
(ii) for the account of an Eligible Institution.

         If this Letter of Transmittal is signed by the registered Holder or Holders of shares of old preferred stock (which term, for the purposes described herein, shall include a participant in the Depository whose name appears on a security listing as the owner of the shares of old preferred stock) listed and tendered hereby, no endorsements of the tendered shares of old preferred stock or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the shares of old preferred stock or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the shares of old preferred stock, and, with respect to a participant in the Depository whose name appears on a security position listing as the owner of shares of old preferred stock, exactly as the name of the participant appears on such security position listing), with the signature on the shares of old preferred stock or bond power guaranteed by an Eligible Institution (except where the shares of old preferred stock are tendered for the account of an Eligible Institution).

         If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         5. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable box, the name and address (or account at the Depository) in which the shares of new preferred stock or substitute shares of old preferred stock for shares of old preferred stock not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

         If no instructions are given, the shares of new preferred stock (and any shares of old preferred stock not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the shares of old preferred stock or deposited at such Holder's account at the Depository.

         6. Transfer Taxes. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of shares of old preferred stock to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any other reason other than the transfer and exchange of shares of old preferred stock to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering Holder by the Exchange Agent.

         Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the old preferred stock listed in this Letter of Transmittal.

         7. Waiver of Conditions. The Company reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Offering Memorandum.

         8. Mutilated, Lost, Stolen or Destroyed Shares of Old Preferred Stock. Any Holder whose shares of old preferred stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

         9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering as well as requests for additional copies of the Offering Memorandum and this Letter of Transmittal, may be directed to our Information Agent for the Exchange Offer as follows: Morrow & Co., Inc., 445 Park Avenue, 5th Floor, New York, NY 10022, Phone: 800-607-0088, Fax:
212-754-8300, E-mail: cms.info@morrowco.com.

         10. Validity and Form. All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered shares of old preferred stock and withdrawal of tendered shares of old preferred stock will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all shares of old preferred stock not properly tendered or any shares of old preferred stock the

Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular shares of old preferred stock. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of shares of old preferred stock must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of shares of old preferred stock, neither the Company, the Information Agent, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of shares of old preferred stock will not be deemed to have been made until such defects or irregularities have been cured or waived. Any shares of old preferred stock received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder as soon as practicable following the Expiration Date.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a Holder tendering shares of old preferred stock is required to provide the Exchange Agent with such Holder's correct TIN on the Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to tendered shares of old preferred stock may be subject to backup withholding of 28%.

         Certain Holders (including, among others, all domestic corporations) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Exchange Agent is required to withhold 28% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments that are made to a Holder with respect to shares of old preferred stock tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that the Holder is not subject to backup withholding because either (i) each Holder is exempt from backup withholding, (ii) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding and that the Holder is a U.S. person.

         WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the shares of old preferred stock. If shares of old preferred stock are in more than one name or are not in the name of the actual Holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Holder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.



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

         IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH SHARES OF OLD PREFERRED STOCK OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.




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